UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                [GRAPHIC OMITTED]
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                [GRAPHIC OMITTED]
       Date of Report (Date of earliest event reported): December 19, 2007

                             MID PENN BANCORP, INC.
                                [GRAPHIC OMITTED]
             (Exact name of registrant as specified in its charter)

                Pennsylvania                             1-13677                      25-1666413
----------------------------------------------  --------------------------  ----------------------------------
       (State or other jurisdiction of          (Commission File Number)    (IRS Employer Identification  No.)
               incorporation)


         349 Union Street, Millersburg, Pennsylvania                              17061
-------------------------------------------------------------- --------------------------------------------
          (Address of principal executive offices)                             (Zip Code)


                                 (717) 692.2133
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K

Item 5.02 Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


         On December 19, 2007, Matthew G. DeSoto was elected to the Boards of Directors of Mid Penn Bancorp, Inc. and Mid Penn Bank effective January 1, 2008.



Item 9.01         Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number             Description

99.1                       Press Release dated December 19, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MID PENN BANCORP, INC.
                                          (Registrant)


Dated:  December 19, 2007                 /s/ Alan W. Dakey
                                          -------------------------------------
                                          Alan W. Dakey
                                          President and Chief Executive Officer